Exhibit 99.1

Mediacom Broadband LLC and Mediacom LLC Report

Results for Fourth Quarter and Full Year 2015

Mediacom Park, NY – February 25, 2016 – MEDIACOM BROADBAND LLC AND MEDIACOM LLC, wholly-owned subsidiaries of Mediacom Communications Corporation, today each reported unaudited financial and operating highlights for the three months and year ended December 31, 2015. These results for Mediacom Broadband LLC and Mediacom LLC remain subject to adjustments based upon completion of their respective audits for the year ended December 31, 2015.

Mediacom Broadband LLC*

Fourth Quarter 2015 Highlights:

•	Revenues were $250.9 million, reflecting a 3.9% increase from the prior year period

•	Operating income before depreciation and amortization (“OIBDA”) was $101.4 million, reflecting a 3.7% increase from the prior year period

•	Free cash flow of $35.5 million, compared to $39.8 million in the prior year period

Full Year 2015 Highlights:

•	Revenues were $982.4 million, reflecting a 3.6% increase from the prior year

•	OIBDA was $379.6 million, reflecting a 2.7% increase from the prior year

•	Free cash flow of $122.6 million, compared to $120.1 million in the prior year

Mediacom LLC*

Fourth Quarter 2015 Highlights:

•	Revenues were $186.9 million, reflecting a 4.3% increase from the prior year period

•	Adjusted OIBDA was $76.6 million, reflecting a 6.1% increase from the prior year period

•	Free cash flow of $25.1 million, compared to $28.4 million in the prior year period

Full Year 2015 Highlights:

•	Revenues were $738.7 million, reflecting a 3.8% increase from the prior year

•	Adjusted OIBDA was $297.3 million, reflecting a 4.4% increase from the prior year

•	Free cash flow of $100.3 million, compared to $81.3 million in the prior year

About Mediacom

Mediacom Communications Corporation is the eighth largest cable operator in the U.S. serving about 1.3 million customers in smaller markets primarily in the Midwest and Southeast through its wholly-owned subsidiaries, Mediacom Broadband LLC and Mediacom LLC. Mediacom offers a wide array of information, communications and entertainment services to households and businesses, including video, high-speed data, phone, and home security and automation. Through Mediacom Business, the company provides innovative broadband solutions to commercial and public sector customers of all sizes, and sells advertising and production services under the OnMedia brand. More information about Mediacom is available at www.mediacomcc.com.

Contacts:

Investor Relations	Media Relations

Jack P. Griffin	Thomas J. Larsen
Vice President, Corporate Finance	Senior Vice President, Government and Public Relations
(845) 443-2654	(845) 443-2754

*	See Table 9 for information regarding our use of non-GAAP measures and definitions of OIBDA, Adjusted OIBDA and free cash flow.

TABLE 1*

Mediacom Broadband LLC

Selected Financial and Operating Data

(Dollars in thousands, except per unit data)

(Unaudited)

	Three Months Ended December 31,
	2015	2014	YoY% Change
Video	$110,728	$110,667	0.1%
High-speed data	76,853	68,056	12.9%
Phone	14,672	15,481	(5.2%)
Business services	33,772	29,829	13.2%
Advertising	14,838	17,461	(15.0%)

Total revenues	$250,863	$241,494	3.9%
Service costs	(98,923)	(95,035)	4.1%
SG&A expenses	(45,771)	(43,909)	4.2%
Management fees	(4,750)	(4,750)	—

OIBDA (a)	$101,419	$97,800	3.7%
Cash interest expense (a)	(21,604)	(24,455)	(11.7%)
Capital expenditures (b)	(39,818)	(29,041)	37.1%
Dividend to preferred members	(4,500)	(4,500)	—

Free cash flow (a)	$35,497	$39,804	(10.8%)

OIBDA margin (c)	40.4%	40.5%

	December 31, 2015	December 31, 2014
Video customers	480,000	500,000
High-speed data (“HSD”) customers	605,000	564,000
Phone customers	239,000	218,000

Primary service units (“PSUs”)	1,324,000	1,282,000

Video customer declines	(2,000)	(4,000)
HSD customer increases	12,000	10,000
Phone customer increases	6,000	5,000

Quarterly PSU increases	16,000	11,000

Customer relationships (d)	732,000	710,000

Average total monthly revenue per:
PSU (e)	$63.54	$63.06
Customer relationship (f)	$114.94	$113.78

	December 31, 2015	December 31, 2014
Bank credit facility	$1,329,750	$1,457,000
5 1⁄2% senior notes due 2021	200,000	200,000
6 3⁄8% senior notes due 2023	300,000	300,000

Total indebtedness	$1,829,750	$1,957,000

Total leverage ratio (g)	4.51x	5.00x
Interest coverage ratio (h)	4.69x	4.00x

*	See Table 3 for a reconciliation of, and Table 9 for information regarding, our use of non-GAAP measures.

TABLE 2*

Mediacom Broadband LLC

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Year Ended December 31,
	2015	2014	YoY% Change
Video	$451,446	$449,038	0.5%
High-speed data	295,049	265,685	11.1%
Phone	60,087	63,111	(4.8%)
Business services	128,684	115,348	11.6%
Advertising	47,096	55,265	(14.8%)

Total revenues	$982,362	$948,447	3.6%
Service costs	(401,661)	(381,014)	5.4%
SG&A expenses	(182,144)	(180,084)	1.1%
Management fees	(19,000)	(17,650)	7.6%

OIBDA (a)	$379,557	$369,699	2.7%
Cash interest expense (a)	(87,759)	(94,304)	(6.9%)
Capital expenditures (b)	(151,204)	(137,275)	10.1%
Dividend to preferred members	(18,000)	(18,000)	—

Free cash flow (a)	$122,594	$120,120	2.1%

OIBDA margin (c)	38.6%	39.0%

TABLE 3

Mediacom Broadband LLC

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Free cash flow	$35,497	$39,804	$122,594	$120,120
Capital expenditures	39,818	29,041	151,204	137,275
Dividend to preferred members	4,500	4,500	18,000	18,000
Other (expense) income, net	(1,157)	36	(2,054)	(1,262)
Changes in assets and liabilities, net	(3,937)	(5,833)	6,815	6,159

Net cash flows provided by operating activities	$74,721	$67,548	$296,559	$280,292

OIBDA	$101,419	$97,800	$379,557	$369,699
Depreciation and amortization	(35,417)	(36,049)	(143,543)	(153,478)

Operating income	$66,002	$61,751	$236,014	$216,221

Cash interest expense	$21,604	$24,455	$87,759	$94,304
Amortization of deferred financing costs	1,690	1,717	6,909	6,132

Interest expense, net	$23,294	$26,172	$94,668	$100,436

*	See Table 3 for a reconciliation of, and Table 9 for information regarding, our use of non-GAAP measures.

TABLE 4*

Mediacom LLC

Selected Financial and Operating Data

(Dollars in thousands, except per unit data)

(Unaudited)

	Three Months Ended December 31,
	2015	2014	YoY% Change
Video	$85,824	$85,817	0.0%
High-speed data	62,575	55,602	12.5%
Phone	12,939	13,771	(6.0%)
Business services	21,355	19,003	12.4%
Advertising	4,175	5,001	(16.5%)

Total revenues	$186,868	$179,194	4.3%
Service costs	(82,092)	(77,232)	6.3%
SG&A expenses	(29,449)	(31,009)	(5.0%)
Management fees	(3,250)	(3,250)	—

OIBDA (a)	$72,077	$67,703	6.5%
Investment income from affiliate	4,500	4,500	—

Adjusted OIBDA (a)	$76,577	$72,203	6.1%
Cash interest expense (a)	(14,592)	(17,474)	(16.5%)
Capital expenditures (b)	(36,861)	(26,367)	39.8%

Free cash flow (a)	$25,124	$28,362	(11.4%)

Adjusted OIBDA margin (i)	41.0%	40.3%

	December 31, 2015	December 31, 2014
Video customers	375,000	390,000
High-speed data (“HSD”) customers	480,000	449,000
Phone customers	194,000	182,000

Primary service units (“PSUs”)	1,049,000	1,021,000

Video customer declines	(5,000)	(6,000)
HSD customer increases	6,000	6,000
Phone customer increases	3,000	3,000

Quarterly PSU increases	4,000	3,000

Customer relationships (d)	585,000	569,000

Average total monthly revenue per:
PSU (e)	$59.49	$58.59
Customer relationship (f)	$106.66	$104.98

	December 31, 2015	December 31, 2014
Bank credit facility	$920,250	$1,005,000
7 1⁄4% senior notes due 2022	250,000	250,000

Total indebtedness	$1,170,250	$1,255,000

Total leverage ratio (g)	3.82x	4.35x

Interest coverage ratio (h)	5.25x	4.13x

*	See Table 6 for a reconciliation of, and Table 9 for information regarding, our use of non-GAAP measures.

TABLE 5*

Mediacom LLC

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Year Ended December 31,
	2015	2014	YoY% Change
Video	$348,370	$346,938	0.4%
High-speed data	240,513	218,132	10.3%
Phone	53,154	56,618	(6.1%)
Business services	81,722	73,600	11.0%
Advertising	14,951	16,346	(8.5%)

Total revenues	$738,710	$711,634	3.8%
Service costs	(326,737)	(310,752)	5.1%
SG&A expenses	(119,716)	(121,772)	(1.7%)
Management fees	(13,000)	(12,350)	5.3%

OIBDA (a)	$279,257	$266,760	4.7%
Investment income from affiliate	18,000	18,000	—

Adjusted OIBDA (a)	$297,257	$284,760	4.4%
Cash interest expense (a)	(59,900)	(83,147)	(28.0%)
Capital expenditures (b)	(137,041)	(120,306)	13.9%

Free cash flow (a)	$100,316	$81,307	23.4%

Adjusted OIBDA margin (i)	40.2%	40.0%

TABLE 6

Mediacom LLC

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Free cash flow	$25,124	$28,362	$100,316	$81,307
Capital expenditures	36,861	26,367	137,041	120,306
Other income (expense), net	548	(64)	(201)	(1,514)
Loss on early extinguishment of debt (j)	—	—	—	(15,999)
Changes in assets and liabilities, net	620	(3.495)	(8,139)	(10,785)

Net cash flows provided by operating activities	$63,153	$51,170	$229,017	$173,315

Adjusted OIBDA	$76,577	$72,203	$297,257	$284,760
Investment income from affiliate	(4,500)	(4,500)	(18,000)	(18,000)

OIBDA	$72,077	$67,703	$279,257	$266,760
Depreciation and amortization	(30,276)	(29,288)	(120,542)	(116,395)

Operating income	$41,801	$38,415	$158,715	$150,365

Cash interest expense	$14,592	$17,474	$59,900	$83,147
Amortization of deferred financing costs	729	773	2,901	3,668

Interest expense, net	$15,321	$18,247	$62,801	$86,815

*	See Table 6 for a reconciliation of, and Table 9 for information regarding, our use of non-GAAP measures.

TABLE 7

Mediacom Broadband LLC

Capital Expenditures

(Dollars in thousands)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Customer premise equipment	$24,139	$15,264	$80,885	$62,746
Enterprise networks	1,922	2,760	9,209	11,621
Scalable infrastructure	4,575	2,545	21,277	28,621
Line extensions	1,833	1,597	6,351	6,155
Upgrade / rebuild	4,458	3,840	20,306	16,074
Support capital	2,891	3,035	13,176	12,058

Total capital expenditures	$39,818	$29,041	$151,204	$137,275

TABLE 8

Mediacom LLC

Capital Expenditures

(Dollars in thousands)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Customer premise equipment	$20,065	$14,250	$69,584	$59,194
Enterprise networks	1,575	2,244	6,905	8,274
Scalable infrastructure	3,966	2,463	17,295	23,580
Line extensions	1,584	1,485	7,439	5,335
Upgrade / rebuild	7,260	3,597	25,590	15,898
Support capital	2,411	2,328	10,228	8,025

Total capital expenditures	$36,861	$26,367	$137,041	$120,306

TABLE 9

Use of Non-GAAP Financial Measures

“OIBDA,” “Adjusted OIBDA,” “cash interest expense” and “free cash flow” are not financial measures calculated in accordance with generally accepted accounting principles (“GAAP”) in the United States. We define OIBDA as operating income before depreciation and amortization and Adjusted OIBDA as OIBDA plus investment income from affiliate. We define cash interest expense as interest expense, net, less amortization of deferred financing costs. For Mediacom Broadband LLC, we define free cash flow as OIBDA less capital expenditures, cash interest expense and dividends to preferred members. For Mediacom LLC, we define free cash flow as Adjusted OIBDA less capital expenditures and cash interest expense. OIBDA, Adjusted OIBDA, cash interest expense and free cash flow have inherent limitations as discussed below.

OIBDA and Adjusted OIBDA are some of the primary measures used by management to evaluate our performance and to forecast future results. We believe OIBDA and Adjusted OIBDA are useful for investors because it enables them to assess our performance in a manner similar to the methods used by management, and provides a measure that can be used to analyze value and compare the companies in the cable industry. A limitation of OIBDA and Adjusted OIBDA, however, is that they exclude depreciation and amortization, which represents the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Management utilizes a separate process to budget, measure and evaluate capital expenditures. OIBDA and Adjusted OIBDA may not be comparable to similarly titled measures used by other companies, which may have different depreciation and amortization policies, and are key components in our covenant calculations, as defined under our debt arrangements.

Free cash flow is used by management to evaluate our ability to repay debt, and to facilitate the growth of our business with internally generated funds. A limitation of free cash flow, however, is that it may be affected by the timing of our capital spending. We believe free cash flow is useful for investors for the same reasons and provides measures that can be used to analyze value and compare companies in the cable industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies.

OIBDA, Adjusted OIBDA and free cash flow should not be regarded as alternatives to operating income or net income as indicators of operating performance, or to the statement of cash flows as measures of liquidity, nor should they be considered in isolation or as substitutes for financial measures prepared in accordance with GAAP. We believe that operating income is the most directly comparable GAAP financial measure to OIBDA and Adjusted OIBDA, and that net cash flows provided by operating activities is the most directly comparable GAAP financial measure to free cash flow.

Cash interest expense excludes the amortization of financing costs, including original issue discount, which were paid upon the financing of the relevant debt. We believe cash interest expense is useful for investors because it enables them to assess our cost of debt for the current period without including the amortization of financing costs that were previously paid. We believe interest expense, net, is the most directly comparable GAAP financial measure to cash interest expense.

For reconciliations of OIBDA, Adjusted OIBDA, cash interest expense and free cash flow to their most directly comparable GAAP financial measures, see Tables 3 and 6.

Cautionary Statement Regarding Forward-Looking Statements

In this press release, we state our beliefs of future events and of our future financial performance. These forward-looking statements are not guarantees of future performance or results, and are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those we anticipate as a result of various factors, many of which are beyond our control. Factors that may cause such differences to occur include, but are not limited to: increased levels of competition; greater than anticipated programming and other service costs; our ability to generate sufficient cash flow to meet our debt service obligations; and other risks and uncertainties discussed in the most recent Annual Reports on Form 10-K for each of Mediacom Broadband LLC and Mediacom LLC. We disclaim any obligation to update any forward-looking statements contained herein, except as required by applicable federal securities laws.

NOTES:

(a)	See Table 9 for information about our use of Non-GAAP financial measures.
(b)	Capital expenditures for the three months ended December 31, 2015 exclude changes in accrued property, plant and equipment, which represented cash sources of $4.4 million and $3.9 million for Mediacom Broadband LLC and Mediacom LLC, respectively. Capital expenditures for the year ended December 31, 2015 exclude changes in accrued property, plant and equipment, which represented cash sources of $4.9 million and $6.4 million for Mediacom Broadband LLC and Mediacom LLC, respectively.

Capital expenditures for the three months ended December 31, 2014 exclude changes in accrued property, plant and equipment, which represented cash uses of $0.7 million for both Mediacom Broadband LLC and Mediacom LLC. Capital expenditures for the year ended December 31, 2014 exclude changes in accrued property, plant and equipment, which represented cash uses of $0.3 million for both Mediacom Broadband LLC and Mediacom LLC.

(c)	Represents OIBDA as a percentage of total revenues.
(d)	Represents the total number of customers that take at least one service, without regard to which service(s) customers purchase.
(e)	Represents average total monthly revenues for the quarter divided by average PSUs for such quarter.
(f)	Represents average total monthly revenues for the quarter divided by average customer relationships for such quarter.
(g)	For Mediacom Broadband LLC, represents total debt at quarter end divided by annualized OIBDA for the quarter. For Mediacom LLC, represents total debt at quarter end divided by annualized Adjusted OIBDA for the quarter.
(h)	For Mediacom Broadband LLC, represents OIBDA divided by cash interest expense for the quarter. For Mediacom LLC, represents Adjusted OIBDA divided by cash interest expense for the quarter.
(i)	Represents Adjusted OIBDA as a percentage of total revenues.
(j)	Reflects the cash portion of loss on early extinguishment, net, and excludes the $7.0 million non-cash write-off of deferred financing costs during the year ended December 31, 2014.